UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 29, 2005
                                                        ------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-13703                             13-3995059
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   (Commission File Number)          (IRS Employer Identification No.)

       11501 Northeast Expressway
         Oklahoma City, Oklahoma                      73131
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 (Address of Principal Executive Offices)           (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              ---------------------------------------------------------
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
              ---------------------------------------------

           On November 29, 2005, IVS Associates, Inc., the independent inspectors of election in connection with the solicitation of consents by Red Zone LLC ("Red Zone") from stockholders of Six Flags, Inc. (the "Company"), certified that all of the proposals that were the subject of the consent solicitation (the "Red Zone Proposals") had been adopted by stockholders. As a result, effective November 29, 2005, Red Zone's nominees, Messrs. Daniel M. Snyder, Mark Shapiro and Dwight Schar (collectively, the "New Directors"), became directors of the Company, replacing Messrs. Kieran E. Burke, James F. Dannhauser and Stanley S. Shuman.

           A copy of the press release, dated November 29, 2005, issued by the Company announcing the certification by IVS Associates, Inc. is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL
              ------------------------------------------------------------------
              YEAR.
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           As a result of the adoption of the Red Zone Proposals, effective as of November 29, 2005, the by-laws of the Company (the "Bylaws") were amended as follows:

           (1) Section 4.1 of the Bylaws was amended to fix the number of directors permitted to serve on the Company's Board at seven (previously, Section 4.1 provided that the Board of Directors of the Company is to consist of not less than three (3) nor more than fifteen (15) directors);

           (2) Section 26.1 of the Bylaws was amended to require the unanimous vote of all directors in order for the Board to amend Section 4.1 of the Bylaws (previously, except for actions by the Company's stockholders with respect to altering, amending or repealing By-laws or adopting new By-laws, Section 26.1 required the affirmative vote of a majority of the directors present at a regular or special meeting at which a quorum is present (or the unanimous written consent in lieu thereof) to alter, amend or repeal any provision of the By-laws); and

           (3) Section 4.4 of the Bylaws was amended to provide that vacancies on the Company's Board created as a result of the removal of directors by the Company's stockholders may be filled only by a majority vote of the Company's stockholders (previously, Section 4.4 provided that any such vacancy may be filled by the remaining directors).

           A copy of the text of the amendments to the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

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
ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

(c)  Exhibits

         3.1      Text of Amendments to the Bylaws.

         99.1     Press Release of Six Flags, Inc., dated November 29, 2005.















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIX FLAGS, INC.



                                            By: /s/ James F. Dannhauser
                                                --------------------------------
                                                Name:  James F. Dannhauser
                                                Title: Chief Financial Officer

Date:  November 29, 2005















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
                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

  3.1            Text of Amendments to the Bylaws

 99.1            Press Release of Six Flags, Inc., dated November 29, 2005.

















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